                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                              -----------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 15, 1998
                                        -----------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



         Virginia                           0-25762                    54-1719855
-------------------------------           -----------                 -------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                     File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                         -----
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM  5.      OTHER EVENTS

              The November 1998 monthly Certificateholder's Statements to investors were distributed December 15, 1998.


ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.     November Performance Summary

              2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of November 1998.

              3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of November 1998.

              4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of November 1998.

              5. Series 1994-A Certificateholder's Statement for the month of November 1998.

              6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of November 1998.

              7. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of November 1998.

              8. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of November 1998.

              9. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of November 1998.

              10. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of November 1998.

              11. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of November 1998.

              12. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of November 1998.

              13. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of November 1998.

              14. Series 1998-2 Class A and Class B Certificateholder's Statements for the month of November 1998.

              15. Series 1998-3 Class A and Class B Certificateholder's Statement for the month of November 1998.

              16. Series 1998-4 Class A and Class B Certificateholder's Statement for the month of November 1998.

              17.    Trust Excess Spread Analysis





                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By:  CAPITAL ONE BANK
                                            Servicer


                                       By:  /s/ David M. Willey
                                            -----------------------------------
                                            David M. Willey
                                            Senior Vice President and Treasurer
Date:  December 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                               ------------------






                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             ------------


    1             November Performance Summary                               07

    2             Series 1993-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         09

    3             Series 1993-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         11

    4             Series 1994-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         13

    5             Series 1994-A Certificateholder's Statement for
                  the month of November 1998                                 15

    6             Series 1995-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         16

    7             Series 1995-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         18

    8             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         20

    9             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         22

    10            Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         24

    11            Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         26

    12            Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         28

    13            Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         31

    14            Series 1998-2 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         34

    15            Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         37

    16            Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of November 1998         40

    17            Trust Excess Spread Analysis                               43